 Non-Employee Director Form

ADVANTAGE SOLUTIONS INC.
2020 INCENTIVE AWARD PLAN

RESTRICTED STOCK UNIT GRANT NOTICE

Advantage Solutions Inc., a Delaware corporation (the “Company”), pursuant to its 2020 Incentive Award Plan, as amended from time to time (the “Plan”), hereby grants to the holder listed below (“Participant”) the number of Restricted Stock Units set forth below (the “RSUs”). The RSUs are subject to the terms and conditions set forth in this Restricted Stock Unit Grant Notice (the “Grant Notice”), the Restricted Stock Unit Award Agreement attached hereto as Exhibit A (the “Agreement”) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in the Grant Notice and the Agreement.

Participant:	_______________________
Grant Date:	_______________________
Number of RSUs:	_____
Type of Shares Issuable:	Class A Common Stock
Vesting Date:	As set forth in the Agreement

By Participant’s signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Agreement and the Grant Notice. Participant has carefully reviewed the Plan, the Agreement and the Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing the Grant Notice and fully understands all provisions of the Plan, the Agreement and the Grant Notice. Participant understands and acknowledges that Participant is responsible for all taxes due with respect to the RSUs. Participant hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Administrator arising under the Plan, the Agreement and the Grant Notice.

ADVANTAGE SOLUTIONS INC.	PARTICIPANT
_____________________________________	_____________________________________
Print Name:	Print Name:
Title:

Non-Employee Director Form

EXHIBIT A
TO RESTRICTED STOCK UNIT GRANT NOTICE

RESTRICTED STOCK UNIT AWARD AGREEMENT

Pursuant to the Grant Notice to which this Agreement is attached, the Company has granted to Participant the number of RSUs set forth in the Grant Notice.

ARTICLE I.
general

Section 1.1         Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan or the Grant Notice.

Section 1.2         Incorporation of Terms of Plan. The RSUs and the shares of Common Stock issued to Participant hereunder (“Shares”) are subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.

ARTICLE II.
award of restricted stock UNITS

Section 2.1         Award of RSUs.

(a)       In consideration of Participant’s past and continued service to the Company and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice, the Company has granted to Participant the number of RSUs set forth in the Grant Notice, upon the terms and conditions set forth in the Grant Notice, the Plan and this Agreement, subject to adjustment as provided in Section 12.2 of the Plan. Each RSU represents the right to receive one Share at the times and subject to the conditions set forth herein. However, unless and until the RSUs have vested, Participant will have no right to the payment of any Shares subject thereto. Prior to the actual delivery of any Shares, the RSUs will represent an unsecured obligation of the Company, payable only from the general assets of the Company.

(b)       If, after the Grant Date set forth in the Grant Notice and prior to the distribution or payment in settlement of the RSUs, dividends with respect to the Shares are declared or paid by the Company, Participant shall be entitled to receive Dividend Equivalents in an amount, without interest, equal to the cumulative dividends declared or paid on a Share, if any, during such period multiplied by the number of RSUs to the extent such RSUs vest. Dividend Equivalents will be subject to the same terms and conditions of the Grant Notice and the Agreement applicable the RSUs. The Dividend Equivalents will be paid on the applicable date of distribution or payment in settlement of the underlying RSUs in cash or Shares, as determined by the Administrator in its discretion. If the underlying RSUs are forfeited or cancelled prior to the applicable date of distribution or payment in settlement of the underlying RSUs for any reason, any accrued and unpaid Dividend Equivalents related to forfeited or cancelled RSUs shall be forfeited and cancelled.

Section 2.2         Vesting of RSUs.

(a)       The RSUs shall vest on the earlier of (i) the day immediately preceding the date of the first annual meeting of the Company’s stockholders following the Grant Date set forth in the Grant Notice and (ii) the first anniversary of the Grant Date set forth in the Grant Notice, subject to Participant’s continued service to the Company through the Vesting Date (such earlier date, the “Vesting Date”).

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Non-Employee Director Form

(b)       In the event Participant incurs a Termination of Service prior to the Vesting Date, except as may be otherwise provided herein or by the Administrator or as set forth in a written agreement between Participant and the Company, Participant shall immediately forfeit any and all then-unvested RSUs granted under this Agreement, and Participant’s rights in any such then-unvested RSUs shall lapse and expire.

(c)       Notwithstanding the Grant Notice or the provisions of Section 2.2(a) and Section 2.2(b), in the event Participant incurs a Termination of Service due to death or Disability prior to the Vesting Date, the RSUs that are then unvested shall become vested in full on the date of such Termination of Service. The date of the Termination of Service shall be the “Vesting Date” for the purposes of this Agreement if this Section 2.2(c) is applicable.

(d)       Notwithstanding the Grant Notice or the provisions of Section 2.2(a) and Section 2.2(b), in the event of a Change in Control prior to the Vesting Date, the RSUs that are then unvested shall become vested as follows: (i) if the RSUs are not assumed by the surviving company in such Change in Control, the date of the Change in Control, subject to Participant’s continued service to the Company from the Grant Date until as of the date of the Change in Control, or (ii) if the RSUs are assumed by the surviving company in such Change in Control, the earlier of (x) the Vesting Date as set forth in Section 2.2(a) and (y) the date Participant incurs a Termination of Service (the date of vesting in accordance with this Section 2.2(d) shall be the “Vesting Date” for the purposes of this Agreement if this Section 2.2(d) is applicable). For purposes of this Agreement, “Change in Control” shall mean a Change in Control (as defined under the Plan) that constitutes a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5).

Section 2.3          Distribution or Payment of RSUs.

(a)       Participant’s RSUs to the extent vested shall be distributed in Shares (either in book-entry form or otherwise) promptly following the Vesting Date, but in all events prior to March 15 of the calendar year following the calendar year in which the Vesting Date occurs; provided, however, that in the event of a Change in Control where the RSUs are not assumed by the surviving company in such Change in Control, the RSUs may be cancelled in exchange for the right to receive a cash payment equal to the number of RSUs vested in accordance with Section 2.2 multiplied by the value of a Share as of such Change in Control as determined by the Administrator. Notwithstanding the foregoing, the Company may delay a distribution or payment in settlement of RSUs if it reasonably determines that such payment or distribution will violate federal securities laws or any other Applicable Law, provided that such distribution or payment shall be made at the earliest date at which the Company reasonably determines that the making of such distribution or payment will not cause such violation, as required by Treasury Regulation Section 1.409A-2(b)(7)(ii), and provided further that no payment or distribution shall be delayed under this Section 2.3(a) if such delay will result in a violation of Section 409A.

(b)       All distributions of Shares shall be made by the Company in the form of whole Shares, and any fractional share shall be distributed in cash in an amount equal to the value of such fractional share determined based on the Fair Market Value as of the date immediately preceding the date of such distribution.

Section 2.4         Conditions to Issuance of Certificates. The Company shall not be required to issue or deliver any certificate or certificates for any Shares or to cause any Shares to be held in book-entry form prior to the fulfillment of all of the following conditions: (a) the admission of the Shares to listing on all stock exchanges on which such Shares are then listed, (b) the completion of any registration or other qualification of the Shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable, (c) the obtaining of any approval or other clearance from any state or federal governmental agency that the Administrator shall, in its absolute discretion, determine to be necessary or advisable, and (d) the receipt by the Company of full payment for such Shares.

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Non-Employee Director Form

Section 2.5          Tax Obligations. Participant shall be wholly responsible for the payment of all applicable federal, state and local taxes required by law to be paid with respect to any taxable event arising in connection with the RSUs.

Section 2.6         Rights as Stockholder. Neither Participant nor any Person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book-entry form) will have been issued and recorded on the records of the Company or its transfer agents or registrars and delivered to Participant (including through electronic delivery to a brokerage account). Except as otherwise provided herein, after such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to such Shares, including, without limitation, the right to receipt of dividends and distributions on such Shares.

ARTICLE III.

other provisions

Section 3.1         Administration. The Administrator, which for the purpose of this Award shall be the Committee, shall have the power to interpret the Plan, the Grant Notice and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan, the Grant Notice and this Agreement as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator will be final and binding upon Participant, the Company and all other interested Persons. To the extent allowable pursuant to Applicable Law, no member of the Committee or the Board will be personally liable for any action, determination or interpretation made with respect to the Plan, the Grant Notice or this Agreement.

Section 3.2         RSUs Not Transferable. The RSUs may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until the Shares underlying the RSUs have been issued, and all restrictions applicable to such Shares have lapsed. No RSUs or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of Participant or Participant’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence. Notwithstanding the foregoing, with the consent of the Administrator, the RSUs may be transferred to Permitted Transferees, pursuant to such conditions and procedures the Administrator may require.

Section 3.3         Adjustments. The Administrator may accelerate the vesting of all or a portion of the RSUs in such circumstances as it, in its sole discretion, may determine. Participant acknowledges that the RSUs and the Shares subject to the RSUs are subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan, including Section 12.2 of the Plan.

Section 3.4         Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the Company’s principal office, and any notice to be given to Participant shall be addressed to Participant at Participant’s last address reflected on the Company’s records. By a notice given pursuant to this Section 3.4, either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service or similar foreign entity.

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Non-Employee Director Form

Section 3.5         Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 3.6         Governing Law. The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

Section 3.7         Conformity to Securities Laws. Participant acknowledges that the Plan, the Grant Notice and this Agreement, are intended to conform to the extent necessary with all Applicable Laws, including, without limitation, the provisions of the Securities Act and the Exchange Act, and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the RSUs are granted, only in such a manner as to conform to Applicable Law. To the extent permitted by Applicable Law, the Plan, the Grant Notice and this Agreement, shall be deemed amended to the extent necessary to conform to Applicable Law.

Section 3.8         Amendment, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board, provided that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely affect the RSUs in any material way without the prior written consent of Participant.

Section 3.9         Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in Section 3.2 and the Plan, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

Section 3.10         Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the RSUs, the Grant Notice and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

Section 3.11         No Right to Continued Service as a Director. Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue to provide services to the Company as a Director.

Section 3.12          Entire Agreement. The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

Section 3.13         Section 409A. The intent of the parties is that the payments and benefits under this Agreement comply with or be exempt from Section 409A and, accordingly, to the maximum extent permitted, this Agreement shall be interpreted to be in compliance therewith.

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Non-Employee Director Form

Section 3.14         Agreement Severable. In the event that any provision of the Grant Notice or this Agreement is held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.

Section 3.15          Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and shall not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant shall have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the RSUs.

Section 3.16          Counterparts; Headings. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which shall be deemed an original and all of which together shall constitute one instrument. The headings of sections and subsections are included solely for convenience of reference and shall not affect the meaning of the provisions of this Agreement.

Section 3.17         Electronic Delivery. The Company may, in its sole discretion, deliver any documents related to current or future participation in the Plan by electronic means. By accepting this Agreement, Participant consents to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

Section 3.18         Forfeiture and Claw-Back Provisions. Notwithstanding any other provision of this Agreement, all RSUs (including any proceeds, gains or other economic benefit actually or constructively received with respect thereto) shall, unless otherwise determined by the Administrator or required by Applicable Law, be subject to the provisions of any claw-back policy implemented by the Company or otherwise required by Applicable Law, whether or not such claw-back policy was in place at the Grant Date and whether or not the RSUs are vested.

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